                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  March 1, 2003
                       ---------------------------------
                       (Date of Earliest Event Reported)

                       Nucentrix Broadband Networks, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-23694             73-1435149
 (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)


      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 662-4000
                           --------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)    Previous independent accountant:

       (1) On March 1, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity, KBA Group LLP, to be engaged as the Registrant's independent public accountants.

       (2) King Griffin & Adamson P.C. has not issued reports on the financial statements of the Registrant for any prior fiscal periods.

       (3) The Registrant's Audit Committee approved the decision to engage KBA Group LLP.

       (4) King Griffin & Adamson P.C. has not audited financial statements of the Registrant for any prior fiscal periods. In connection with King Griffin & Adamson P.C.'s reviews of the Registrant's interim financial statements and through February 28, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto for such interim periods.

       (5) The Registrant has requested that King Griffin & Adamson P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 6, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)    New independent public accountants:

       (1) The Registrant's Audit Committee approved the engagement of KBA Group LLP and the Registrant engaged KBA Group LLP as its new independent public accountants as of March 1, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C., the section addressing consultation of the newly engaged independent public accountants is not applicable.

       (2) The Registrant has allowed KBA Group LLP to review this Form 8-K before it is filed with the Commission. King Griffin & Adamson P.C. has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

       16.1 Letter dated March 6, 2003, from King Griffin & Adamson P.C. to the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 6, 2003

                                           Nucentrix Broadband Networks, Inc.



                                           By: /s/ J. CURTIS HENDERSON
                                              ----------------------------------
                                           Name:   J. Curtis Henderson
                                           Title:  Sr. Vice President and
                                                   General Counsel

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
  16.1       Letter dated March 6, 2003, from King Griffin & Adamson P.C. to the
             Securities and Exchange Commission.